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                                EXHIBIT 10.14

                            AMENDMENT NUMBER FOUR
                                      TO
                       TEXAS REGIONAL BANCSHARES, INC.
              AMENDED AND RESTATED EMPLOYEE STOCK OWNERSHIP PLAN
                           (WITH 401(K) PROVISIONS)

      Texas Regional Bancshares, Inc., a corporation organized and operating under the laws of the State of Texas, and registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Company"), together with the Trustees of the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) adopt the following amendments to the Plan effective as of March 12, 2002.

      WHEREAS, the Company has established and maintains the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) (the "Plan"); and

      WHEREAS, Section 9.5 of the Plan document currently provides that in the event the participants of the Plan do not provide timely voting directions with respect to allocated shares of the Company's stock (the "Company Stock") to the Trustees of the Plan, the Trustees shall vote such Company Stock; and

      WHEREAS, the Company and the Trustees of the Plan have determined that it is in the best interest of the participants and beneficiaries of the Plan to amend Section 9.5 of the Plan;

      NOW THEREFORE, IT IS HEREBY AGREED THAT the Plan document will be and is hereby amended effective as of March 12, 2002 as follows:

      1. Section 9.5 of the Plan document shall be and hereby is amended in its entirety to state as follows:

      9.5 VOTING COMPANY STOCK

         The Trustee shall vote all Company Stock held by it as part of the Plan assets. Provided, however, that if any agreement entered into by the Trust provides for voting of any shares of Company Stock pledged as security for any obligation of the Plan, then such shares of Company Stock shall be voted in accordance with such agreement. If the Trustee does not timely receive voting directions from a Participant or Beneficiary with respect to any Company Stock allocated to that Participant's or Beneficiary's Company Stock Account, such Company Stock shall not be voted.

         Notwithstanding the foregoing, if the Employer has a registration-type class of securities, each Participant or Beneficiary shall be entitled to direct the Trustee as to the manner in which the Company Stock which is entitled to vote and which is allocated to the Company Stock Account of such Participant or Beneficiary is to be voted. If the Employer does not have a registration-type class of securities, each Participant or Beneficiary in the Plan shall be entitled to direct the Trustee as to the manner in which voting rights on shares of Company Stock which are allocated to the Company Stock Account of such Participant or Beneficiary are to be exercised with respect to any corporate matter which involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transaction as prescribed in Regulations. For purposes of this Section the term "registration-type class of securities" means: (A) a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934; and (B) a class of securities which would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of such Section 12.

         If the Employer does not have a registration-type class of securities and the by-laws of the Employer require the Plan to vote an issue in a manner that reflects a one-man, one-vote philosophy, each Participant or Beneficiary shall be entitled to cast one vote on an issue and the Trustee shall vote the shares held by the Plan in proportion to the results of the votes cast on the issue by the Participants and Beneficiaries.

      IN WITNESS WHEREOF, this Fourth Amendment to the Texas Regional Bancshares, Inc. Amended and Restated Employee Stock Ownership Plan (with 401(k) Provisions) has been executed this 12th day of March, 2002 to be effective as of the dates provided above.


                                       TEXAS REGIONAL BANCSHARES, INC.

                                       BY: /s/ G.E. RONEY
                                           -----------------------------------
                                               G.E. Roney
                                               Chairman of the Board and
                                               Chief Executive Officer

AGREED TO AND ACCEPTED BY:

/s/ G. E. RONEY
---------------------------------
Glen E. Roney, Trustee

/s/ MORRIS ATLAS
---------------------------------
Morris Atlas, Trustee

/s/ FRANK N. BOGGUS
---------------------------------
Frank N. Boggus, Trustee